High Income
                              ---------------------
                              Opportunity Fund Inc.



                                                Quarterly Report
                                                June 30, 1997

---------------------------------
High Income Opportunity Fund Inc.
---------------------------------

Dear Shareholder:

We are pleased to provide the quarterly report for the High Income Opportunity Fund Inc. ("Fund") for the nine-months ended June 30, 1997. Over the past nine months, the Fund provided investors with income distributions totaling $0.84 per share. The table below shows the annualized distribution rate and nine-month total return for the Fund based on its June 30, 1997 net asset value (NAV) per share and New York Stock Exchange (NYSE) closing price.


                    Price                 Annualized           Nine-Month
                  Per Share            Distribution Rate      Total Return
                  ---------             --------------         ----------
                $12.10 (NAV)                9.22%                10.83%
                $12.063 (NYSE)              9.25%                12.60%

According to Lipper Analytical Services, Inc., an independent fund-tracking organization, the Fund's nine-month total return on NAV of 10.83% compares favorably to the average total return on NAV of 10.73% for closed-end high yield bond funds during the same period.

In addition, over the past nine months, the Fund significantly outperformed other domestic bond markets, far exceeding the 3.00% to 4.00% average total returns on intermediate- and long-term U.S. Treasuries, government agency securities and investment grade corporate bonds.

Because a significant number of closed-end high yield bond funds are leveraged, they tend to generate somewhat stronger performance returns than the unleveraged High Income Opportunity Fund in bond market rallies. As a result, the overall average performance returns for closed-end high yield bond funds tends to be higher in market rallies. However, in bond market declines such as the one that took place in 1994, leveraged closed-end high yield bond funds usually suffer greater principal losses than an unleveraged fund such as the High Income Opportunity Fund.

Market and Economic Overview

The U.S. bond market rebounded from a weak first quarter of 1997 to post its best quarterly return since the fourth quarter of 1995. Unlike the first quarter of 1997 when a strong economy caused the Federal Reserve Board ("Fed") to tighten rates by 25 basis points (0.25%) and bond returns were relatively poor, the second quarter of 1997 brought a slowing economy and low inflation. This environment enabled the Fed to keep monetary policy on hold and the fixed income markets responded with solid returns. Since the end of March, the long-term U.S. Treasury bond has dropped in yield by over 70 basis points (0.70%) from a peak of 7.20% to 6.50% as of this report.

Throughout the past three months, the high yield bond market has generally outperformed the more interest-rate sensitive, longer maturity Treasury and investment grade bond markets. The high yield bond market has continued to rally on strong demand from both new investors and mutual funds. Given the market's strong condition, we have seen a record amount of new high yield bond issuance (more than $60 billion) during the first six months of this year. We expect this trend to continue during the second half of the year. There has been more than adequate demand to absorb the heavy supply of new issues. Increasing amounts of capital are flowing into the high yield bond market from a variety of sources. Traditional open-end high yield bond funds have had more than $10 billion of cash inflows during the first six months of 1997, not to mention the roughly $5 billion of dividends that were reinvested in additional fund shares.

More importantly, the high yield bond market has continued to broaden and mature into a more widely accepted investment alternative among more traditional institutional investors. Pension funds are allocating increasing percentages of their portfolios to the high yield bond market. For example, two large New York City pension funds that together have nearly $13 billion in assets recently boosted their high yield bond investments by more than $250 million, concentrating on the better quality high yield issues.

Moreover, during the past twelve months there has been a meaningful increase in the number of structured transactions incorporating high yield securities that has caused the demand for high yield bonds to rise even more. In the past two years, a number of institutions, particularly insurance companies, have begun to create collateralized bond obligations (CBOs) that use high yield securities as collateral. Given the intense demand on the part of many investors for current yield the past year has resulted in a significant increase in the creation of CBOs. The amount of total capital invested in the high yield bond market has risen to record levels.

Because of this record demand for high yield bonds, many issues have appreciated to fully valued levels with yield premiums over U.S. Treasuries approximately 100 basis points tighter than their historical averages. In addition to the technical factors we have noted, there are a number of positive fundamental factors driving the valuations of high yield bonds. Putting aside the huge inflow of new capital into the high yield market, economic conditions remain supportive.

With its high valuations, the stock market has enabled many companies that issue high yield bonds to issue equity securities to further bolster their balance sheets. In addition, the highly liquid banking industry has been able to meet the needs of many high yield borrowers. As a consequence, high yield default rates remain at the low end of their historical range at about 1.5% per year over the last two years. As long as economic and market conditions remain relatively stable, high yield bond spreads should stay at the tighter end of their historical range. Because of these positive fundamental factors, we do not believe that the high yield bond market has become increasingly speculative. However, we are sensitive that individual issues may ultimately disappoint investors and underperform.

We believe the high yield market is fully valued at this time. Since we still expect the U.S. economy to grow moderately over the foreseeable future with little serious threat of either an acceleration of inflation or an economic recession, we do not anticipate any material deterioration in high yield bond performance.

If the U.S. economy were to defy expectations and strengthen too quickly and cause the Fed to raise short-term interest rates, we would expect the high yield issues to be negatively affected. Given the recent slowdown of economic growth in the second quarter of 1997, we do not believe the Fed will need to raise interest rates unless economic growth begins to pick up substantially. In our view, the current environment of solid economic growth, modest inflation and a supportive equity market remains positive for the high yield market. Nevertheless, selectivity has become increasingly more important when making investment decisions, especially given the high yield market's fully valued levels and potential for disappointment among some companies.

Portfolio Strategy

We remain optimistic about the total return prospects for the high yield bond market in 1997. As economic activity moderates and inflation remains subdued, we would expect a decline in interest rates in the second half of this year.

In an environment of moderate economic growth, we would expect the stronger high yield bond companies to perform better than the weaker ones. These tend to be companies that are in industries that continue to benefit from new technology. We have found many attractive opportunities in the telecommunications, media, cable TV and oil and natural gas industries, and the Fund's investments are highly weighted in these areas. Some of the issues that we continue to favor include Time Warner, Cablevision Systems, Brooks Fiber, Nextel Communications, Rogers Cablesystems, Teleport Communications Group, Pride Petroleum and Parker Drilling, to name a few. All of these companies continue to generate improving results through either increased market share, improved internal cost controls, or both. We continue to avoid those sectors of the economy that are growing weakly or are experiencing heavy industry competition.

We still firmly believe that the better quality high-yield issues offer superior risk-adjusted returns and lower default risk relative to lower-quality issues over a full economic cycle. In light of the trend toward greater industry competition and the fact that most companies in the U.S. economy have little pricing power, we believe our prudent approach to investing in high yield bonds should generate consistent positive returns for the remainder of the year.

In closing, thank you for investing in the High Income Opportunity Fund. We look forward to continuing to help you achieve your investment goals.


Sincerely,


/s/ Heath B. McLendon                 /s/ John C. Bianchi, CFA

Heath B. McLendon                     John C. Bianchi, CFA
Chairman                              Vice President

July 21, 1997

----------------------------------------------------------------------------------------------------------
Schedule of Investments (unaudited)                                                          June 30, 1997
----------------------------------------------------------------------------------------------------------

     FACE
    AMOUNT          RATING                            SECURITY                                     VALUE
==========================================================================================================
CORPORATE BONDS AND NOTES -- 91.1%
==========================================================================================================
Aerospace/Defense -- 1.8%
   $ 6,725,000      BB       Airplanes Pass Through Trust, Corporate Collateralized
                                Mortgage Obligation, Series D, 10.875% due 3/15/19             $ 7,736,575
     4,415,000      B        Howmet Corp., Sr. Sub. Notes, 10.000% due 12/1/03                   4,768,200
     2,325,000      B        UNC Inc., Sr. Sub. Notes, 11.000% due 6/1/06+                       2,726,063
----------------------------------------------------------------------------------------------------------
                                                                                                15,230,838
----------------------------------------------------------------------------------------------------------
Banks/Savings and Loans -- 2.9%
     4,250,000      B        Amresco Inc., Sr. Notes, 10.000% due 3/15/04                        4,292,500
    13,150,000      B        First Nationwide Holdings, Sr. Notes,
                                12.500% due 4/15/03                                             14,793,750
     3,900,000      B+       Imperial Credit Industries Inc., Sr. Notes,
                                9.875% due 1/15/07                                               3,890,250
     1,000,000      B+       Ocwen Financial Corp., Sr. Notes, 11.875% due 10/1/03               1,095,000
----------------------------------------------------------------------------------------------------------
                                                                                                24,071,500
----------------------------------------------------------------------------------------------------------
Broadcasting - TV, Cable and Radio -- 18.3%
     1,700,000      NR       All American Communications, Inc., Sr. Sub. Notes,
                                10.875% due 10/15/01                                             1,789,250
     3,575,000      B-       Allbritton Communications Corp., Sr. Sub. Debentures,
                                11.500% due 8/15/04                                              3,767,156
     4,500,000      CCC+     Australis Holdings, Sr. Sub. Discount Notes, step bond
                                to yield 15.001% due 11/1/02                                     3,240,000
     8,375,000      CCC      Australis Media Ltd., Sr. Sub. Discount Notes, step bond
                                to yield 12.096% due 5/15/03                                     6,113,750
                             Cablevision Systems Corp., Sr. Sub. Debentures:
    10,775,000      B          10.750% due 4/1/04                                               11,192,531
     9,200,000      B          9.875% due 2/15/13                                                9,706,000
     5,025,000      B          10.500% due 5/15/16                                               5,565,188
    12,500,000      B        Comcast UK Cable, Sr. Unsecured Discount Debentures,
                                step bond to yield 11.392% due 11/15/07                          9,406,250
                             Globopar, Debentures:
     2,500,000      NR         Series A, 9.875% due 12/20/04+                                    2,637,500
     2,500,000      NR         Series B, 10.500% due 12/20/06+                                   2,668,750
                             Marcus Cable Capital Corp., Sr. Discount Notes:
     4,100,000      B          Step bond to yield 11.210% due 8/1/04                             3,567,000
     2,590,000      B          Step bond to yield 12.748% due 12/15/05                           2,059,050
     3,275,000      BB       Multicanal S.A., Sr. Sub. Notes, 10.500% due 2/1/07                 3,508,344
                             Rogers Cablesystems, Sr. Secured Second Priority:
     4,400,000      BB+        Debentures, 10.000% due 12/1/07                                   4,741,000
     5,450,000      BB+        Debentures, 9.650% due 1/15/14                                    4,009,676
    11,195,000      BB-        Sr. Sub. Debentures, 11.000% due 12/1/15                         12,230,538
    10,315,000      BB-      Rogers Communications, Sr. Debentures,
                                10.875% due 4/15/04                                             10,843,644
     3,950,000      BB-      SCI Television Inc., Sr. Secured Notes,
                                11.000% due 6/30/05                                              4,167,250


                       See Notes to Financial Statements.

----------------------------------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                                              June 30, 1997
----------------------------------------------------------------------------------------------------------

     FACE
    AMOUNT          RATING                            SECURITY                                     VALUE
==========================================================================================================
Broadcasting - TV, Cable and Radio -- 18.3% (continued)
   $ 6,350,000      B-       SFX Broadcasting, Sr. Sub. Notes, 10.750% due 5/15/06             $ 6,953,250
    11,825,000      BB       Telewest Communications PLC, Sr. Discount Debentures,
                                step bond to yield 11.129% due 10/1/07                           8,573,125
     3,625,000      B        TV Azteca SA De CV, Sr. Sub. Notes, 10.500% due 2/15/07             3,733,750
    11,550,000      B3*      United International Holdings Inc., Australia/Pacific,
                                Sr. Discount Debentures, step bond to yield
                                14.000% due 5/15/06                                              7,146,563
                             United International Holdings Inc., Sr. Secured
                                Discount Notes:
     3,950,000      B-           Zero coupon bond to yield 13.410% due 11/15/99                  3,081,000
     6,875,000      B-           Zero coupon bond to yield 13.990% due 11/15/99                  5,362,500
                             Videotron Holdings PLC:
     5,425,000      B+         Sr. Discount Notes, step bond to yield
                                  11.262% due 8/15/05                                            4,529,875
     4,250,000      BB+        Sr. Sub. Notes, 10.250% due 10/15/02                              4,526,250
     2,600,000      BB+      Videotron (Le Groupe), Sr. Notes, 10.625% due 2/15/05               2,873,000
     4,600,000      B-       Wireless One Inc., Sr. Notes, 13.000% due 10/15/03                  2,852,000
     2,400,000      B        Young Broadcasting, Sr. Sub. Notes,
                                11.750% due 11/15/04                                             2,652,000
----------------------------------------------------------------------------------------------------------
                                                                                               153,496,190
----------------------------------------------------------------------------------------------------------
Building - Construction -- 0.8%
     1,400,000      NR       American Builders & Contracts, Sr. Sub. Notes,
                                10.625% due 5/15/07+                                             1,442,000
     4,850,000      NR       CIA Latino Amerivana, Company Guaranty,
                                11.625% due 6/1/04                                               5,098,563
----------------------------------------------------------------------------------------------------------
                                                                                                 6,540,563
----------------------------------------------------------------------------------------------------------
Chemicals -- 3.6%
                             NL Industries, Sr. Secured Notes:
     5,000,000      B          11.750% due 10/15/03                                              5,450,000
     4,675,000      B          Step bond to yield 12.524% due 10/15/05                           4,429,563
     3,725,000      B+       Polytama International, Notes, 11.250% due 5/15/07                  3,855,375
     5,975,000      BB       Pt. Polysindo Eka Perkasa, Sr. Secured Notes,
                                13.000% due 6/15/01                                              6,789,094
     7,350,000      B+       Terra Industries, Inc., Sr. Notes, 10.500% due 6/15/05              8,020,688
     1,850,000      B        Texas Petrochemical Corp., Sr. Sub. Notes,
                                11.125% due 7/1/06+                                              1,993,375
----------------------------------------------------------------------------------------------------------
                                                                                                30,538,095
----------------------------------------------------------------------------------------------------------
Consumer Durables -- 2.1%
     1,850,000      B+       Anchor Advance Products, Sr. Sub. Notes,
                                11.750% due 1/1/04                                               1,967,938
                             Coleman Escrow Corp., Sr. Discount Notes:
     4,875,000      B          Zero coupon bond to yield 10.900% due 5/15/01                     3,083,438
     2,100,000      B          Zero coupon bond to yield 12.590% due 5/15/01                     1,260,000



                       See Notes to Financial Statements.

----------------------------------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                                              June 30, 1997
----------------------------------------------------------------------------------------------------------

     FACE
    AMOUNT          RATING                            SECURITY                                     VALUE
==========================================================================================================
Consumer Durables -- 2.1% (continued)
   $ 7,750,000      B+       International Semi-Tech Corp., Sr. Secured Discount Notes,
                                step bond to yield 10.384% due 8/15/03                         $ 4,727,500
     2,985,000      B        Remington Arms Co., Inc., Sr. Sub. Notes,
                                9.500% due 12/1/03                                               2,649,188
     3,104,000      B-       TAG-Heuer International, Inc., Sr. Sub. Notes,
                                12.000% due 12/15/05+                                            3,538,560
----------------------------------------------------------------------------------------------------------
                                                                                                17,226,624
----------------------------------------------------------------------------------------------------------
Diversified - Conglomerate Manufacturing -- 2.0%
     2,900,000      B-       Alvey Systems Inc., Sr. Sub. Notes,
                                11.375% due 1/31/03                                              3,001,500
     4,325,000      B3*      Interlake Corp. Sr. Sub. Notes, 12.125% due 3/1/01                  4,519,625
     4,950,000      BBB      Intertek Finance, 10.250% due 11/1/06                               5,135,625
     3,725,000      B        Unifrax Investment Corp., Sr. Notes,
                                10.500% due 11/1/03                                              3,869,344
----------------------------------------------------------------------------------------------------------
                                                                                                16,526,094
----------------------------------------------------------------------------------------------------------
Diversified - Conglomerate Services -- 0.5%
     3,925,000      B-       Outsourcing Solutions, Sr. Sub. Notes,
                                11.000% due 11/1/06                                              4,248,813
----------------------------------------------------------------------------------------------------------
Electric Utilities -- 1.2%
     7,275,000      B        Calpine Corp., Sr. Notes, 10.500% due 5/15/06+                      7,857,000
     1,950,581      BB-      Midland Cogeneration Venture Limited Partnership,
                                Midland Funding, Debentures, Sr. Secured Lease
                                Obligation Bond, Series C, 10.330% due 7/23/02                   2,106,629
----------------------------------------------------------------------------------------------------------
                                                                                                 9,963,629
----------------------------------------------------------------------------------------------------------
Electrical Equipment -- 0.4%
     3,400,000      B        Goss Graphic Systems, Sr. Sub. Notes,
                                12.000% due 10/15/06                                             3,748,500
----------------------------------------------------------------------------------------------------------
Electronics - Computers -- 4.8%
     4,225,000      B        Celestica International, Sr. Sub. Notes,
                                10.500% due 12/31/06                                             4,563,000
     5,525,000      B        Fairchild Semiconductor Corp., Sr. Sub. Notes,
                                10.125% due 3/15/97                                              5,856,500
     2,975,000      NR       FSC Semiconductor, Sr. Sub. Notes,
                                11.740% due 3/14/08                                              3,094,000
     4,725,000      B-       Graphic Controls Corp., Sr. Sub. Notes,
                                12.000% due 9/15/05                                              5,209,313
                             Unisys Corp., Sr. Notes:
     7,925,000      B+         12.000% due 4/15/03                                               8,677,875
     8,450,000      B+         11.750% due 10/15/04                                              9,273,875
     3,550,000      B-       Viasystems Inc., Sr. Sub. Notes, 9.750% due 6/1/07                  3,638,750
----------------------------------------------------------------------------------------------------------
                                                                                                40,313,313
----------------------------------------------------------------------------------------------------------


                       See Notes to Financial Statements.

----------------------------------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                                              June 30, 1997
----------------------------------------------------------------------------------------------------------

     FACE
    AMOUNT          RATING                            SECURITY                                     VALUE
==========================================================================================================
Food -- 0.8%
   $ 3,825,000      BB-      TLC Beatrice Inc., Sr. Secured Notes,
                                11.500% due 10/1/05                                            $ 4,307,906
     2,335,000      B-       Van de Kamp Inc., Sr. Sub. Notes,
                                12.000% due 9/15/05+                                             2,600,606
----------------------------------------------------------------------------------------------------------
                                                                                                 6,908,512
----------------------------------------------------------------------------------------------------------
Grocery - Convenience Stores -- 2.0%
                             Pathmark Stores Inc., Sub. Notes:
     1,700,000      B          9.625% due 5/1/03                                                 1,661,750
     4,500,000      B-         12.625% due 6/15/02                                               4,635,000
     9,775,000      B-         Step bond to yield 13.093% due 8/15/03                            6,818,063
     3,250,000      B+       Shoppers Food Warehouse, Sr. Notes,
                                9.750% due 6/15/04+                                              3,258,125
----------------------------------------------------------------------------------------------------------
                                                                                                16,372,938
----------------------------------------------------------------------------------------------------------
Health Care -- 1.9%
     6,350,000      B        Magellan Health Services, Sr. Sub. Notes,
                                11.250% due 4/15/04                                              7,080,250
                    BB       Tenet Healthcare Corp., Sr. Sub. Notes:
     4,000,000      Ba1*       8.000% due 1/15/97                                                4,030,000
     5,000,000      Ba3*       8.625% due 1/15/97                                                5,137,500
----------------------------------------------------------------------------------------------------------
                                                                                                16,247,750
----------------------------------------------------------------------------------------------------------
Hotel, Casinos and Gaming -- 3.4%
     2,500,000      B        Aztar Corp., Sr. Sub. Notes, 13.750% due 10/1/04                    2,862,500
     5,375,000      B-       Courtyard by Marriott, Sr. Secured Notes,
                                10.750% due 2/1/08                                               5,858,750
     3,775,000      BB       Grand Casinos Inc., Sr. Sub. Notes, 10.125% due 12/1/03             3,935,438
     2,400,000      B        Horseshoe Gaming, Sr. Sub. Notes, 9.375% due 5/15/07+               2,415,000
     5,125,000      NR       Mohegan Tribal Gaming Authority, Sr. Secured Notes,
                                13.500% due 11/15/02                                             6,732,969
     5,500,000      B        Showboat Inc., Sr. Sub. Notes, 13.000% due 8/1/09                   6,325,000
----------------------------------------------------------------------------------------------------------
                                                                                                28,129,657
----------------------------------------------------------------------------------------------------------
Industrial -- 2.5%
    12,375,000      B-       Terex Corp., Sr. Sub. Notes, 13.250% due 5/15/02                   13,890,938
     6,500,000      B+       Vicap S.A., Sr. Guranteed Notes, 11.375% due 5/15/07                6,833,125
----------------------------------------------------------------------------------------------------------
                                                                                                20,724,063
----------------------------------------------------------------------------------------------------------
Metals and Mining -- 4.2%
       451,000      B        Algoma Steel Inc., Sr. Secured Notes,
                                12.375% due 7/15/05 500,474
     3,825,000      B-       Commonwealth Aluminum Co., Sr. Sub. Notes,
                                10.750% due 10/1/06+                                             4,044,938
     2,450,000      BB-      Echo Bay Mines, Sr. Sub. Notes, 11.000% due 4/1/27                  2,517,375
     9,650,000      B-       Haynes International Inc., Sr. Notes, 11.625% due 9/1/04           10,434,063


                       See Notes to Financial Statements.

----------------------------------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                                              June 30, 1997
----------------------------------------------------------------------------------------------------------

     FACE
    AMOUNT          RATING                            SECURITY                                     VALUE
==========================================================================================================
Metals and Mining -- 4.2% (continued)
    $6,325,000      B-       Kaiser Aluminum and Chemical, Sr. Sub. Notes,
                                12.750% due 2/1/03                                             $ 6,894,250
     3,600,000      B        Russel Metals, Sr. Notes, 10.250% due 6/15/00                       3,717,000
     6,095,000      BB-      UCAR Global Enterprises Inc., Sr. Sub. Notes,
                                12.000% due 1/15/05                                              6,902,588
----------------------------------------------------------------------------------------------------------
                                                                                                35,010,688
----------------------------------------------------------------------------------------------------------
Oil and Natural Gas -- 7.2%
     5,225,000      B+       Clark USA Inc., Sr. Notes, 10.875% due 12/1/05                      5,564,625
     6,925,000      B+       Dawson Production Services, Sr. Sub. Notes,
                                9.375% due 2/1/07                                                7,098,125
     3,950,000      Caa*     Deeptech International, Sr. Sub. Notes,
                                12.000% due 12/15/00                                             4,196,875
     6,650,000      BB-      Global Marine, Sr. Secured Notes, 12.750% due 12/15/99              6,982,500
     3,600,000      B+       Ico Inc., Sr. Notes, 10.375% due 6/1/01+                            3,708,000
     1,825,000      B        Lomak Petroleum, Sr. Guaranteed Notes,
                                8.750% due 1/15/07                                               1,806,750
     7,800,000      B+       Parker Drilling, Debentures, 9.750% due 11/15/06                    8,151,000
     2,800,000      CCC+     Petsec Energy, Sr. Sub. Notes, 9.500% due 6/15/07                   2,807,000
     4,925,000      BB-      Pride Petroleum, Sr. Sub. Notes, 9.375% due 5/1/07                  5,122,000
     6,025,000      BB-      Santa Fe Energy Resources, Sr. Sub. Debentures,
                                11.000% due 5/15/04                                              6,537,125
     3,675,000      BB       Trizec Hahn Corp., Sr. Notes, 10.500% due 12/1/01                   3,812,813
     4,325,000      B        United Meridian Corp., Sr. Sub. Guaranteed Notes,
                                10.375% due 10/15/05                                             4,692,625
----------------------------------------------------------------------------------------------------------
                                                                                                60,479,438
----------------------------------------------------------------------------------------------------------
Packaging and Containers -- 2.1%
     2,000,000      B+       Container Corp. of America, Sr. Notes,
                                11.250% due 5/1/04                                               2,195,000
     3,175,000      B-       Gaylord Container Corp., Sr. Sub. Debentures,
                                12.750 due 5/15/05                                               3,500,438
     5,125,000      B        Impress Metal Packaging, Sr. Sub. Notes,
                                9.650% due 5/29/07                                               3,051,295
     5,500,000      B-       Ivex Holdings Corp., Sr. Discount Debentures,
                                step bond to yield 12.822% due 3/15/05                           4,310,625
     4,600,000      B        Stone Container Corp., Sr. Guaranteed Notes,
                                11.500% due 5/15/06                                              4,801,250
----------------------------------------------------------------------------------------------------------
                                                                                                17,858,608
----------------------------------------------------------------------------------------------------------
Paper, Forest Products and Printing -- 5.9%
     4,402,000      NR       American Pad & Paper Co., Sr. Sub. Notes,
                                13.000% due 11/15/05                                             5,139,335
     9,225,000      B+       Asia Pulp & Paper II Maritus Ltd., Sr. Sub. Notes,
                                12.000% due 12/29/49                                             9,409,500


                       See Notes to Financial Statements.

----------------------------------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                                              June 30, 1997
----------------------------------------------------------------------------------------------------------

     FACE
    AMOUNT          RATING                            SECURITY                                     VALUE
==========================================================================================================
Paper, Forest Products and Printing -- 5.9% (continued)
   $14,875,000      BB       Indah Kiat International Finance Co., Secured Notes,
                                11.875% due 6/15/02                                           $ 16,362,500
    10,075,000      B+       SD Warren Corp., Sr. Sub. Notes, 12.000% due 12/15/04              11,246,219
     6,415,000      BB       Tjiwi Kimia Industries, Sr. Guaranteed Notes,
                                13.250% due 8/1/01                                               7,313,100
----------------------------------------------------------------------------------------------------------
                                                                                                49,470,654
----------------------------------------------------------------------------------------------------------
Pollution Control and Waste Removal -- 1.0%
     3,925,000      B+       Allied Waste North America, Sr. Sub. Notes,
                                10.250% due 12/1/06                                              4,239,000
     4,525,000      B        Envirosource Inc., Sr. Sub. Notes, 9.750% due 6/15/03               4,474,094
----------------------------------------------------------------------------------------------------------
                                                                                                 8,713,094
----------------------------------------------------------------------------------------------------------
Real Estate Development/REITS -- 0.6%
     4,673,000      BB-      Trizec Finance, Sr. Notes, 10.875% due 10/15/05                     5,198,713
----------------------------------------------------------------------------------------------------------
Retail -- 1.0%
     7,400,000      B+       Barnes and Noble, Sr. Sub. Notes, 11.875% due 1/15/03               8,029,000
----------------------------------------------------------------------------------------------------------
Telecommunications -- 18.3%
                             Brooks Fiber Properties, Sr. Discount Notes:
     9,175,000      NR         Step bond to yield 11.486% due 3/1/06                             6,261,938
    12,825,000      NR         Step bond to yield 11.700% due 11/1/06                            8,400,375
    16,600,000      B3*      Clearnet Communications, Inc., Sr. Discount Notes,
                                step bond to yield 13.906% due 12/15/05                         11,454,000
     8,000,000      NR       Colt Telecommunications Units, step bond to yield
                                11.615% due 12/15/06                                             5,220,000
     3,000,000      NR       Dobson Communications CP, Sr. Sub. Notes,
                                11.750% due 4/15/07                                              2,940,000
     3,950,000      B+       Fonorola Inc., Sr. Secured Notes, 12.500% due 8/15/02               4,266,000
     4,500,000      B        Globalstar L.P., Sr. Sub. Notes, 11.375% due 2/15/04                4,533,750
     6,975,000      NR       Intelcom Group Inc., Sr. Discount Notes,
                                step bond to yield 12.277% due  5/1/06+                          4,655,813
     1,750,000      B        Intercel, Inc., Sr. Notes, 11.125% due 6/1/07+                      1,763,125
    14,775,000      B-       Intermedia Communications of Florida, Sr. Discount
                                Unsecured Notes, step bond to yield
                                12.104% due 5/15/06                                             10,342,500
     3,625,000      B        ITC Deltacom, Sr. Notes, 11.000% due 6/1/07                         3,724,688
    14,900,000      NR       McCaw International Ltd., Sr. Discount Debentures,
                                step bond to yield 13.557% due 4/15/07                           7,450,000
    11,950,000      NR       McLeod Inc., Sr. Discount Debentures,
                                step bond to yield 10.629% due 3/1/07                            7,618,125
    13,575,000      B-       Millicom International Cellular S.A., Sr. Discount Notes,
                                step bond to yield 13.500% due 6/1/06+                          10,011,563
    26,850,000      CCC-     Nextel Communications, Sr. Discount Notes,
                                step bond to yield 12.118% due 8/15/04                          20,741,620


                       See Notes to Financial Statements.

----------------------------------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                                              June 30, 1997
----------------------------------------------------------------------------------------------------------

    SHARES                                            SECURITY                                     VALUE
==========================================================================================================
Telecommunications -- 18.3% (continued)
    $7,550,000      NR       Nextlink Communications, Sr. Notes,
                                12.500% due 4/15/06+                                           $ 8,040,750
     9,450,000      NR       Pagemart Inc., Sr. Discount Notes, step bond to yield
                                11.335% due 11/1/03                                              8,221,500
     5,500,000      NR       Pagemart Nationwide, Inc., Sr. Discount Notes,
                                step bond to yield 13.344% due 2/1/05+                           4,152,500
     3,625,000      NR       Qwest Communications, Sr. Notes, 10.875% due 4/1/07                 3,960,313
     6,975,000      NR       RSL Communications Ltd. Units, 12.250% due 11/15/06                 7,393,500
     9,375,000      B        Teleport Communications Group Inc., Sr. Discount Notes,
                                step bond to yield 11.461% due 7/1/07                            6,785,151
     9,475,000      NR       Telesystems Communication, Sr. Discount Debentures,
                                step bond to yield 13.088% due 10/1/07                           5,116,500
----------------------------------------------------------------------------------------------------------
                                                                                               153,053,711
----------------------------------------------------------------------------------------------------------
Tobacco -- 0.6%
     4,925,000      B        Consolidated Cigar Acquisition Corp., Sr. Sub. Notes,
                                10.500% due 3/1/03                                               5,183,563
----------------------------------------------------------------------------------------------------------
Transportation -- 1.2%
     3,450,000      NR       Central Transportation Rental, Notes, 9.500% due 4/3/03             3,355,120
     5,700,000      BB-      Sea Containers Limited, Sr. Sub. Debentures,
                                12.500% due 12/1/04                                              6,412,500
----------------------------------------------------------------------------------------------------------
                                                                                                 9,767,620
----------------------------------------------------------------------------------------------------------
                             TOTAL CORPORATE BONDS AND NOTES
                             (Cost-- $730,493,057)                                             763,052,168

==========================================================================================================
    SHARES                                            SECURITY                                     VALUE
==========================================================================================================
PREFERRED STOCKS -- 7.1%
==========================================================================================================
Banking - Savings and Loans -- 0.3%
       108,000               California Federal, Series A, Exchangeable 9.125%                   2,794,500
----------------------------------------------------------------------------------------------------------
Cable -- 4.3%
        32,133               Time Warner Inc., Series K, Exchangeable 10.250%                   35,748,916
----------------------------------------------------------------------------------------------------------
Healthcare/Pharmaceuticals -- 0.2%
       210,825               Avatex Corp., Series A, Payment-in-kind,
                                Exchange $4.20 (Formerly Foxmeyer Health Corp.)                  1,686,605
----------------------------------------------------------------------------------------------------------
Publishing -- 0.0%
         1,611               K-III Communications Corp., Series B,
                                Exchangeable 11.625%                                               174,041
----------------------------------------------------------------------------------------------------------


                       See Notes to Financial Statements.

----------------------------------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                                              June 30, 1997
----------------------------------------------------------------------------------------------------------

    SHARES                                            SECURITY                                     VALUE
==========================================================================================================
Telecommunications -- 2.3%
        15,286               PanAmSat Corp., Series A, Exchangeable $12.875                  $  19,107,989
----------------------------------------------------------------------------------------------------------
                             TOTAL PREFERRED STOCKS
                             (Cost-- $60,198,999)                                               59,512,051
==========================================================================================================
CONVERTIBLE PREFERRED STOCKS -- 1.2%
==========================================================================================================
Automobiles/Trucking -- 1.2%
       164,400               Navistar International, Series G, Convertible $6.00
                             (Cost -- $8,828,280)                                               10,048,950
==========================================================================================================
COMMON STOCKS -- 0.0%
==========================================================================================================
Telecommunications -- 0.0%
        20,125               Pagemart Nationwide Inc. (Cost-- $0)                                  150,938
==========================================================================================================
WARRANTS -- 0.1%
         4,500               Australis Holdings Ltd., Expire 5/15/00*                                  135
        55,110               Clearnet Communications Inc., Expire 9/15/05*                         303,105
        11,959               Nextel  Communications, Inc., Expire 12/15/98+*                           120
         6,575               Nextel  Communications, Inc., Expire 4/25/99+*                             66
        43,470               Pagemart Inc., Expire 12/31/03*                                       119,543
         6,975               RSL Communications Ltd., Expire 11/15/06*                              20,925
         8,175               SD Warren, Corp., Expire 12/5/06*                                     106,275
         5,700               Wireless One, Inc., Expire 10/15/03*                                    4,275
==========================================================================================================
                             TOTAL WARRANTS
                             (Cost-- $362,621)                                                     554,444
==========================================================================================================
     FACE
    AMOUNT                                            SECURITY                                     VALUE
==========================================================================================================
REPURCHASE AGREEMENT -- 0.5%
    $4,535,000               Chase Securities Corp., 5.745% due 7/1/97;
                             Proceeds at maturity-- $4,535,724;
                             (Fully collateralized by U.S. Treasury Notes,
                             6.250% due 6/30/02;  Market  value-- $4,625,705)
                             (Cost-- $4,535,000)                                                 4,535,000
==========================================================================================================
                             TOTAL INVESTMENTS -- 100%
                             (Cost-- $804,417,957**)                                          $837,853,551
==========================================================================================================

+ Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

*     Non-income producing security.

**    Aggregate cost for Federal income tax purposes is substantially the same.

      See page 13 for definition of ratings.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Description of Ratings
--------------------------------------------------------------------------------

All ratings are by Standard & Poor's Ratings Services ("Standard &Poor's") except those identified by an asterisk (*) are rated by Moody's Investors Service, Inc. ("Moody's"). The definitions of the applicable rating symbols are set forth below:

Standard & Poor's -- Ratings from "BBB" to "CCC" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

BBB -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB, B --  Bonds rated "BB" and "B" are regarded, on balance, as predominantly and CCC speculative and with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" represents a lower degree of speculation than "B", and "CCC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's-- Numerical modifiers 1,2 and 3 may be applied to each generic rating from "Baa" to "Caa", where 1 is the highest and 3 the lowest rating within its generic category.

Baa -- Bonds rated "Baa" are considered to be medium grade obligations; that is, they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and may have speculative characteristics as well.

Ba -- Bonds that are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds that are rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds that are rated "Caa" are of poor standing. These issues may be in default, or present elements of danger may exist with respect to principal or interest.

NR --     Indicates that the bond is not rated by Standard & Poor's or Moody's.

--------------------------------------------------------------------------------
Statement of Assets and Liabilities (unaudited)                    June 30, 1997
--------------------------------------------------------------------------------

ASSETS:
  Investments, at value (Cost -- $804,417,957)                    $ 837,853,551
  Receivable for securities sold                                      3,724,585
  Interest receivable                                                12,017,310
--------------------------------------------------------------------------------
  Total Assets                                                      853,595,446
--------------------------------------------------------------------------------
LIABILITIES:
  Dividends payable                                                   2,348,376
  Management fees payable                                               802,576
  Accrued expenses                                                      331,640
--------------------------------------------------------------------------------
  Total Liabilities                                                   3,482,592
--------------------------------------------------------------------------------
Total Net Assets                                                  $ 850,112,854
================================================================================
NET ASSETS:
  Par value of capital shares                                     $      70,266
  Capital paid in excess of par value                               876,729,276
  Undistributed net investment income                                 3,201,599
  Accumulated net realized loss on security
    transactions, futures contracts and options                     (63,323,881)
  Net unrealized appreciation of investments                         33,435,594
--------------------------------------------------------------------------------
Total Net Assets
  (Equivalent to $12.10 a share on 70,266,164 shares
  of $0.001 par value outstanding; 500,000,000 shares authorized) $ 850,112,854
================================================================================


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statement of Operations (unaudited)
--------------------------------------------------------------------------------

For the Nine Months Ended June 30, 1997

INVESTMENT INCOME:
  Interest                                                           $63,528,427
  Dividends                                                            5,257,290
--------------------------------------------------------------------------------
  Total Investment Income                                             68,785,717
--------------------------------------------------------------------------------
EXPENSES:
  Management fees (Note 2)                                             7,127,862
  Shareholder communication fees                                         226,765
  Shareholder and system servicing fees                                   23,079
  Custody fees                                                            22,593
  Audit and legal                                                         20,885
  Pricing fees                                                            15,500
  Directors fees                                                           8,602
  Other                                                                   49,698
--------------------------------------------------------------------------------
  Total Expenses                                                       7,494,984
--------------------------------------------------------------------------------
Net Investment Income                                                 61,290,733
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS,
FUTURES CONTRACTS, OPTIONS AND FOREIGN CURRENCIES
(NOTES 3, 5 AND 6):
  Realized Gain From:
    Security transactions (excluding short-term securities)            5,945,853
    Futures contracts                                                    644,851
    Options purchased                                                    444,545
    Foreign currency transactions                                          1,583
--------------------------------------------------------------------------------
  Net Realized Gain                                                    7,036,832
--------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation of Investments:
    Beginning of period                                               16,669,968
    End of period                                                     33,435,594
--------------------------------------------------------------------------------
  Increase in Net Unrealized Appreciation                             16,765,626
--------------------------------------------------------------------------------
Net Gain on Investments, Futures Contracts, Options
  and Foreign Currencies                                              23,802,458
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                               $85,093,191
================================================================================


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

For the Nine Months Ended June 30, 1997 (unaudited) and the Year Ended September 30, 1996

                                                        1997            1996
--------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                             $ 61,290,733   $ 79,771,854
  Net realized gain                                    7,036,832        918,351
  Increase in net unrealized appreciation             16,765,626     13,960,981
--------------------------------------------------------------------------------
  Increase in Net Assets From Operations              85,093,191     94,651,186
--------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                              (58,529,637)   (77,961,528)
--------------------------------------------------------------------------------
  Decrease in Net Assets From
  Distributions to Shareholders                      (58,529,637)   (77,961,528)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8)
  Net asset value of shares issued
  for reinvestment of dividends                        4,810,094             --
--------------------------------------------------------------------------------
  Increase in Net Assets From
  Fund Share Transactions                              4,810,094             --
--------------------------------------------------------------------------------
Increase in Net Assets                                31,373,648     16,689,658

NET ASSETS:
  Beginning of period                                818,739,206    802,049,548
--------------------------------------------------------------------------------
  End of period*                                    $850,112,854   $818,739,206
================================================================================
* Includes undistributed net investment income of:  $  3,201,599   $    438,920
================================================================================


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

     1. SIGNIFICANT ACCOUNTING POLICIES

     The High Income Opportunity Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

     The significant accounting policies consistently followed by the Fund are:
(a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the quoted bid and ask prices provided by an independent pricing service that are based on transactions in corporate obligations, quotations from corporate bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities maturing within 60 days or less are valued at cost plus accreted discount or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) dividend income is recorded on the ex-dividend date; foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (f) interest income, adjusted for accretion of original issue discount, is recorded on an accrual basis; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank;
(i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At September 30, 1996, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of undistributed net investment income amounting to $1,162,180 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; (j) the Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared.

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

     Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     2. MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS

     Smith Barney Mutual Funds Management Inc. ("SBMFM"), a subsidiary of Smith Barney Holdings Inc. ("SBH"), through its Greenwich Street Advisors division, acts as investment manager of the Fund. The Fund pays SBMFM a management fee calculated at the annual rate of 1.15% of the Fund's average daily net assets. This fee is calculated daily and paid monthly.

     All officers and one Director of the Fund are employees of Smith Barney Inc., another subsidiary of SBH.

     3. INVESTMENTS

     During the nine months ended June 30, 1997, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                       $507,950,572
--------------------------------------------------------------------------------
Sales                                                            477,825,256
================================================================================

     At June 30, 1997, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                   $ 61,658,091
Gross unrealized depreciation                                    (28,222,497)
--------------------------------------------------------------------------------
Net unrealized appreciation                                     $ 33,435,594
================================================================================

     4. CAPITAL LOSS CARRYFORWARD

     At September 30, 1996, the Fund had, for Federal tax purposes, approximately $69,656,000 of capital loss carryforwards available to offset future realized capital gains. To the extent that these capital loss carryforwards can be used to offset net realized capital gains, such gains, if any, will not be distributed. The amounts and expiration of carryforwards are indicated below. Expiration occurs on September 30 in the year indicated:

                                                   2003              2004
================================================================================
Carryforward Amounts                            $31,540,000      $38,116,000
================================================================================

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

     5. FUTURES CONTRACTS

     Initial margin deposits are made upon entering into futures contracts and are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contract. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts) and the credit risk should a counterparty fail to perform under such contracts.

     At June 30, 1997, the Fund had no open futures contracts.

     6. OPTIONS CONTRACTS

     Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realized a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

     As of June 30, 1997, the Fund had no open purchased call or put option contracts.

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

     When a Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

     The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

     During the period ended June 30, 1997, the Fund had not written any call or put options.

     7. REPURCHASE AGREEMENTS

     The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date, (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

     8. CAPITAL SHARES

     During the nine months ended June 30, 1997, capital stock transactions were as follows:
                                                  Shares            Amount
================================================================================
Shares issued on reinvestment                     408,164         $4,810,094
================================================================================

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each period:

                                            1997(1)        1996        1995           1994(2)(3)
================================================================================================
Net Asset Value, Beginning of Period       $  11.72      $  11.48    $  11.20         $  12.50
------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                        0.88          1.14        1.14             1.01*
  Net realized and unrealized gain (loss)      0.34          0.22        0.28            (1.30)
------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations            1.22          1.36        1.42            (0.29)
------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                       (0.84)        (1.12)      (1.12)           (1.01)
  Capital                                        --            --       (0.02)              --
------------------------------------------------------------------------------------------------
Total Distributions                           (0.84)        (1.12)      (1.14)           (1.01)
------------------------------------------------------------------------------------------------
Net Asset Value, End of Period             $  12.10      $  11.72    $  11.48         $  11.20
------------------------------------------------------------------------------------------------
Total Return,
  Based on Market Value                       12.60%++      21.07%       9.90%           (7.33)%++
------------------------------------------------------------------------------------------------
Total Return,
  Based on Net Asset Value                    10.83%++      12.86%      13.99%           (2.31)%++
------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)           $850,113      $818,739    $802,050         $782,524
------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                     1.21%+        1.21%       1.20%            1.15%+*
  Net investment income                        9.88+         9.85       10.02             9.09+
------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                          60%           73%         59%              69%
------------------------------------------------------------------------------------------------
Market Price, End of Period                $ 12.063      $ 11.500    $ 10.500         $ 10.625
================================================================================================

(1)  For the nine months ended June 30, 1997 (unaudited).

(2) For the period from October 22, 1993 (commencement of operations) to September 30, 1994.

(3)  Based on the weighted average shares outstanding for the period.

* The Manager waived a part of its fee for the period ended September 30, 1994. If such fees were not waived, the per share decrease in net investment income would have been $0.01 and the ratio of expenses to average net assets would have been 1.21% (annualized).

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.

--------------------------------------------------------------------------------
Financial Data (unaudited)
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each period:

                                                         Income      Dividend
                            NYSE        Net Asset       Dividend   Reinvestment
                       Closing Price*     Value           Paid         Price
================================================================================
1995
  January 24               $10.25        $10.73          $0.096      $10.520
  February 21               10.75         10.98           0.096       10.979
  March 21                  10.88         11.09           0.096       11.020
  April 25                  10.94         11.26           0.096       11.083
  May 23                    11.00         11.41           0.096       11.005
  June 23                   10.88         11.33           0.096       10.781
  July 28                   10.63         11.51           0.093       10.748
  August 25                 10.75         11.46           0.093       10.769
  September 29              10.50         11.48           0.093       10.844
  October 27                10.63         11.53           0.093       10.888
  November 24               10.63         11.48           0.093       10.730
  December 26               10.50         11.55           0.093       10.751
1996
  January 23                11.00         11.68           0.093       11.339
  February 20               11.13         11.85           0.093       11.242
  March 26                  11.13         11.62           0.093       11.135
  April 23                  11.00         11.56           0.093       11.010
  May 28                    10.81         11.62           0.093       10.880
  June 25                   10.69         11.48           0.093       11.020
  July 23                   11.13         11.44           0.093       11.270
  August 27                 11.25         11.47           0.093       11.300
  September 24              11.13         11.61           0.093       11.430
  October 22                11.38         11.65           0.093       11.375
  November 25               11.25         11.77           0.093       11.375
  December 23               11.38         11.84           0.093       11.490
1997
  January 28                11.75         11.94           0.093       11.872
  February 25               11.75         12.09           0.093       11.895
  March 24                  11.75         11.81           0.093       11.710
  April 22                  11.75         11.67           0.093       11.670
  May 27                    11.88         11.92           0.093       11.920
  June 24                   12.06         12.13           0.093       12.120
================================================================================
* In December 1995, the valuation date, which is the date that determines the dividend reinvestment price, was changed from payable date to record date.

--------------------------------------------------------------------------------
Dividend Reinvestment Plan (unaudited)
--------------------------------------------------------------------------------

Pursuant to the Fund's Dividend Reinvestment Plan ("Plan"), all distributions are automatically reinvested by First Data Investor Services Group, Inc., as plan agent ("Plan Agent"), in additional shares of its Common Stock ("Common Shares") as provided below unless a stockholder elects to receive cash.

Distributions with respect to Common Shares registered in the name of a broker-dealer or other nominee (i.e., in "street name") are reinvested by the broker or nominee in additional Common Shares under the Plan, unless the service is not provided by the broker or nominee. Investors who own Common Shares registered in street name should consult their broker-dealer for details. All distributions to shareholders who do not participate in the Plan are paid by check mailed directly to the record holder by First Data Investor Services Group, Inc., as dividend disbursing agent.

If the Fund declares a distribution payable either in Common Shares or in cash, nonparticipants in the Plan receive cash, and Plan participants receive the equivalent in Common Shares valued in the following manner: whenever the market price is equal to or exceeds the net asset value per share at the time Common Shares are valued for the purpose of determining the number of Common Shares equivalent to the cash distribution, participants are issued Common Shares valued at the greater of (1) the net asset value most recently determined or (2) 95% of the then current market price of the Common Shares.

If the net asset value of the Common Shares at the time of valuation exceeds the market price of the Common Shares, or if the Fund declares a distribution payable only in cash, the Plan Agent buys Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Plan Agent applies all cash received as a distribution to purchase Common Shares on the open market as soon as practicable after the record date of the distribution, but in no event later than 30 days after such date, except when necessary to comply with applicable provisions of the Federal securities laws. If, following the commencement of purchases and before the Plan Agent has completed its purchases the market price exceeds the net asset value of the Common Shares, the Plan Agent is permitted to cease purchasing shares on the open market and the Fund may issue the remaining shares at a price equal to the greater of (a) net asset value or (b) 95% of the then current market price. In a case where the Plan Agent has terminated open market purchases and the Fund has issued the remaining shares, the number of shares received by the participant in respect of the cash dividend or distribution will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issued the remaining shares.

--------------------------------------------------------------------------------
Dividend Reinvestment Plan (unaudited) (continued)
--------------------------------------------------------------------------------

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent which must be received at least ten business days prior to the distribution record date to become effective for that distribution. Shares in the account of each Plan participant are held by the Plan Agent in non-certificated form in the name of the Plan Agent or participant. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole Fund shares credited to his or her account under the Plan are issued and a cash payment is made for any fraction of a Fund share credited to such account.

The automatic reinvestment of distributions does not relieve participants of any Federal income tax that may be payable on such distributions.

The Fund does not charge participants for reinvesting distributions. Any Plan Agent's fees for the handling of reinvestment of distributions under the Plan are paid by the Fund. There are no brokerage charges with respect to Common Shares issued directly by the Fund as a result of distributions payable either in stock or in cash. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund and the Plan Agent reserve the right to amend the Plan as applied to any distribution paid subsequent to written notice of the change sent to all stockholders of the Fund at least 30 days before the record date for the distribution. The Plan also may be terminated by the Fund or the Plan Agent by at least 30 days' written notice to all Shareholders of the Fund. All correspondence concerning the Plan should be directed to the Plan Agent at First Data Investor Services Group, Inc., P.O. Box 9134, Boston, MA 02205-9134.


--------------------------------------------------------------------------------
Additional Shareholder Information (unaudited)
--------------------------------------------------------------------------------

     Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its common stock in the open market.

     High Income
---------------------
Opportunity Fund Inc.

DIRECTORS
Joseph H. Fleiss
Donald R. Foley
Paul Hardin
Francis P. Martin, M.D.
Heath B. McLendon, Chairman
Roderick C. Rasmussen
John P. Toolan

C. Richard Youngdahl, Emeritus


OFFICERS
Heath B. McLendon
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

John C. Bianchi
Vice President

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary


                  HIO
      ---------------------------
                 Listed
      ---------------------------
                  NYSE
      THE NEW YORK STOCK EXCHANGE



INVESTMENT MANAGER
Smith Barney Mutual Funds
Management Inc.


CUSTODIAN
PNC Bank, N.A.


SHAREHOLDER
SERVICING AGENT
First Data Investor Services Group, Inc.
P.O. Box 9134
Boston, MA 02205-9134




This report is sent to the shareholders
of the High Income Opportunity Fund Inc.
for their information. It is not a
Prospectus, circular or representation
intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.




High Income Opportunity Fund Inc.
388 Greenwich Street
New York, New York 10013
FD01006 8/97